UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K
_________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2015

Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	No. 0-16587	55-0672148
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or oanization)		dentification No.)

300 North Main Street
Moorefield, West Virginia 26836
(Address of Principal Executive Offices)

(304) 530-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8- Other Events

ITEM 8.01	Other Events

On July 30, 2015, the Summit Financial Group, Inc. Employee Stock Ownership Plan (the “ESOP”) purchased 225,000 shares of common stock of Summit Financial Group, Inc., a West Virginia corporation (the “Company”) from First Guaranty Bancshares, Inc., a Louisiana corporation, in a privately negotiated transaction for an aggregate purchase price of $2,430,000, which amounts to $10.80 per share. This purchase was partially funded by a loan from the Company to the Summit Financial Group, Inc. Employee Stock Ownership Trust on behalf of the ESOP in the amount of $2,250,000, which is secured by 208,333 shares of the Company’s common stock.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL GROUP, INC.

Date: August 4, 2015	By: /s/ Julie Markwood
Julie Markwood
Vice President &
Chief Accounting Officer